SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C. 20549


                               FORM 8-K

                            CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(D) OF
                  THE SECURITIES EXCHANGE ACT OF 1934


                            APRIL 22, 1997





                  HOST MARRIOTT SERVICES CORPORATION




       DELAWARE                        1-14040                  52-1938672
------------------------       ------------------------   ----------------------
(State of Incorporation)       (Commission File Number)      (I.R.S. Employer
                                                          Identification Number)




                         6600 ROCKLEDGE DRIVE
                       BETHESDA, MARYLAND 20817
                            (301) 380-7000











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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

         None.


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         None.


ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

         None.


ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         None.


ITEM 5.  OTHER EVENTS.

         News Release dated April 22, 1997 announcing first quarter 1997 results and containing forward looking statements.


ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

         None.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         EXHIBIT NO.
              20           News Release dated April 22, 1997


ITEM 8.  CHANGE IN FISCAL YEAR.

         None.

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                    HOST MARRIOTT SERVICES CORPORATION

     APRIL 22, 1997                        /S/ BRIAN W. BETHERS
-----------------------        -------------------------------------------------
          Date                               Brian W. Bethers
                               Senior Vice President and Chief Financial Officer



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